EXHIBIT 10.1

                               AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT


                                                              July 31, 1998


All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders and the other Lenders party thereto and All American Semiconductor, Inc., as amended to date (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  Borrower has requested that Requisite Lenders agree to amend the Loan Agreement in order to modify certain financial covenants contained therein. Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) SECTION 8.12. Section 8.12 of the Loan Agreement is hereby amended by deleting therefrom the phrase "Three Million Two Hundred Thousand Dollars ($3,200,000) for any fiscal year" and inserting in its place the following phrase:

                  "(i) Four Million Five Hundred Thousand Dollars ($4,500,000) for the 1998 fiscal year or (ii) Four Million Five Hundred Thousand Dollars ($4,500,000) for any fiscal year after the 1998 fiscal year."

                  (b) SECTION 8.17. The table contained in Section 8.17 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                                 "Period                                    Amount
                                 -------                                    ------

                  Each three month period commencing  on             The actual Tangible Net
                   March 31 and ending on the next succeeding         Worth of the Designated
                   June 29 (beginning with the period ending          Companies as of the prior
                   June 29, 1998)                                     September 30, plus
                                                                      $1,500,000

                  Each three month period commencing on              The actual Tangible Net
                   June 30 and ending on the next succeeding          Worth of the Designated
                   September 29 (beginning with the period            Companies as of the prior
                   ending September 29, 1998)                         December 31, plus $750,000


                  Each three month period commencing on              The actual Tangible Net
                   September 30 and ending on the next                Worth of the Designated
                   succeeding December 30 (beginning with             Companies as of the prior
                   the period ending December 31, 1998)               March 31, plus $750,000

                  Each three month period commencing on              The actual Tangible Net
                   December 31 and ending on the next                 Worth of the Designated
                   succeeding March 30 (beginning with the            Companies as of the prior
                   period ending March 30, 1999)                      June 30, plus $1,000,000"

                  (c) SCOPE. This Amendment No. 3 to Loan and Security Agreement shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  2. CONDITIONS TO EFFECTIVENESS. This Amendment No. 3 to Loan and Security Agreement shall be effective immediately upon the execution hereof by Requisite Lenders, the acceptance hereof by each Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. William Kane, on or before July 31, 1998.

                                      Very truly yours,

                                      HARRIS TRUST AND SAVINGS BANK,
                                        as Administrative Agent and a Lender
                                      Pro Rata Share:  25%


                                      By:_______________________________________
                                      Its:______________________________________


                                      AMERICAN NATIONAL BANK AND
                                        TRUST COMPANY OF CHICAGO,
                                      as Collateral Agent and a Lender
                                      Pro Rata Share:  25%



                                      By:_______________________________________
                                      Its:______________________________________


                                      SANWA BUSINESS CREDIT
                                        CORPORATION, as a Lender
                                      Pro Rata Share:  12.5%


                                      By:_______________________________________
                                      Its:______________________________________

                                      MERCANTILE BUSINESS CREDIT,
                                        INC., as a Lender
                                      Pro Rata Share:  12.5%


                                      By:_______________________________________
                                      Its:______________________________________


                                      THE BANK OF NEW YORK
                                        COMMERCIAL CORPORATION,
                                        as a Lender
                                      Pro Rata Share:  12.5%


                                      By:_______________________________________
                                      Its:______________________________________


                                      NATIONSBANK OF TEXAS, N.A.,
                                        as a Lender
                                      Pro Rata Share:  12.5%


                                      By:_______________________________________
                                      Its:______________________________________


Acknowledged and agreed to as of this 31st day of July, 1998.

ALL AMERICAN SEMICONDUCTOR, INC.


By:_______________________________________
Its:______________________________________

                   ACKNOWLEDGMENT AND ACCEPTANCE OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 3 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.


                                      Dated:  July 31, 1998

                                      Each of the Subsidiaries of All American
                                         Semiconductor, Inc.

                                      By:_______________________________________
                                      Its:______________________________________